                                                                 EXHIBIT 10.1(F)


              AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT


         This Amendment Number Five to Loan and Security Agreement ("Amendment") is entered into as of June 2, 2000, among SAMUELS JEWELERS, INC., a Delaware corporation (the "Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent ("Agent"), on the other hand.

                                    RECITALS

         A. Borrower, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 2, 1998, as amended as of April 15, 1999, August 30, 1999, November 24, 1999, and January 25, 2000 (as amended, the "Agreement").

         B. Borrower, Lenders and Agent desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrower, Lenders and Agent hereby amend certain provisions of the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

         2.1 The Agreement is amended to add Section 6.5 which shall read as follows:

                  "6.5 Availability. At all times while this Agreement remains in effect, Borrower shall have not less than $2,500,000 of Availability on each Business Day, after giving effect to customary ineligible Accounts and Inventory and reserves."

         2.2 Section 7.13 of the Agreement is amended to permit the following loans by Borrower:

                  "(x) Borrower may make loans to its employees and directors solely for the purpose of purchasing shares of common stock of Borrower from Borrower in an amount not to exceed $2,500,000 outstanding at any one time."

         2.3 Section 7.20(b) of the Agreement is amended in its entirety to read as follows:

                  "(b) Tangible Net Worth. A Tangible Net Worth of at least the following amounts as of the last day of the fiscal quarters of Borrower ending on or about the last day of the following months:

                      Month        Minimum Tangible Net Worth
                    ----------     --------------------------
                    May 2000             $16,040,000
                    August 2000          $23,544,000
                    November 2000        $21,909,000
                    February 2001        $33,420,000
                    May 2001             $32,301,000
                    August 2001          $29,455,000

         2.4 Sections 7.21(b) and (c) of the Agreement are hereby amended in their entirety to read as follows:

                  "(b) $14,000,000 for Borrower's fiscal year ending on or about May 31, 2000; and

                  (c) Commencing with the fiscal year ending on or about May 31, 2001, (i) for the first fiscal quarter of Borrower, $3,500,000, (ii) $3,000,000 for the second fiscal quarter of Borrower, (iii) $1,000,000 for the third fiscal quarter of Borrower and (iv) $2,500,000 for the fourth fiscal quarter of Borrower, provided that Borrower may use any unused portion of the previous fiscal quarters' capital expenditures in any subsequent fiscal quarter, provided further that Borrower may not spend more than $10,000,000 in the aggregate for any one fiscal year."

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

         4. NO DEFAULTS. Borrower hereby affirms to Lenders and Agent that no Default or Event of Default exists as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                  (a) Receipt by Agent of fully executed copies of this Amendment;

                  (b) Receipt by Agent of satisfactory evidence of a common stock investment in Borrower in the amount of $11,500,000; and

                  (c) Payment of an amendment fee to Agent, for the pro rata account of Lenders, in the amount of $25,000.

         6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended, modified, and supplemented hereby, shall remain in full force and effect.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              SAMUELS JEWELERS, INC.,
                              a Delaware corporation

                              By /s/ Doug Bullock
                                 -------------------------------------
                                 Title: Vice President--Finance



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and as a Lender

                              By /s/ Robert Castine
                                 -------------------------------------
                                 Title: Vice President

                              LASALLE BUSINESS CREDIT, INC.,
                              a Delaware corporation

                              By /s/ Herbert M. Kidd, II
                                 -------------------------------------
                                 Title: SVP


                              SUNROCK CAPITAL CORP.,
                              a Delaware corporation

                              By /s/ Thomas M. Romanowski
                                 -------------------------------------
                                 Title: Vice President